Federated Government Money Fund II
A Portfolio of Federated Insurance Series
PRIMARY SHARES
SERVICE SHARES

SUPPLEMENT TO PROSPECTUSES DATED APRIL 30, 2019
1. Under the section “What Do Shares Cost?” replace the second paragraph in its entirety with the following:
“When the Fund receives your transaction request in proper form (as described in this Prospectus under the sections entitled “How to Purchase and Redeem Shares”), it is processed at the next determined NAV. NAV is generally determined at 8:00 a.m., 9:00 a.m., 10:00 a.m., 11:00 a.m., 12:00 p.m., 1:00 p.m., 2:00 p.m., 3:00 p.m. and as of the end of regular trading on the NYSE (normally 4:00 p.m.) Eastern time each day the NYSE is open. On the day after Thanksgiving and Christmas Eve (when Christmas Eve falls on a weekday) the last NAV will be determined at 3:00 p.m. Eastern time. Effective November 1, 2019, NAV will generally be determined at 4:00 p.m. Eastern time each day the NYSE is open; except that on the day after Thanksgiving and Christmas Eve (when Christmas Eve falls on a week day), NAV will be determined at 3:00 p.m. Eastern time. The times as of when NAV is determined, and when orders must be placed, may be changed as permitted by the SEC.”
2. Under the section “How to Purchase and Redeem Shares” replace the second paragraph in its entirety with the following:
“Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. Eastern time (or 3:00 p.m. Eastern time on those days when the NAV is determined at 3:00 p.m. Eastern time). The purchase order will be processed at the NAV next calculated on that day after the Fund receives your order from the participating insurance company in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.”
September 26, 2019
Federated Government Money Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454872 (9/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.